UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2009

STERLING BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

TEXAS	0-20750	74-2175590
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Westheimer

Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(713) 466-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 7, 2009, Sterling Bank, a Texas banking corporation wholly owned by Sterling Bancshares, Inc. (the “Company”), entered into a definitive purchase and assumption agreement (the “Agreement”) to acquire approximately $500 million in deposits and nineteen Texas bank branches from First Bank, a Missouri state-chartered bank. In addition, Sterling Bank will also purchase approximately $230 million of performing business and consumer-related Texas-based loans from First Bank. The Agreement contains standard representations, warranties and covenants. The transaction is expected to be completed in the fourth quarter of 2009, subject to regulatory approval and other customary closing conditions.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 7.01.	Regulation FD Disclosure.

On August 10, 2009, the Company published a slide show presentation concerning the proposed acquisition of First Bank on the investor relations page of the Company’s website at www.banksterling.com. A copy of the slide presentation is set forth as Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the slide presentation attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and its not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, but is instead furnished for purposes of that instruction.

Item 8.01.	Other Information.

On August 7, 2009, Sterling Bank, a wholly owned subsidiary of the Company, entered into the Agreement, as described above under “Item 1.01 Entry into a Material Definitive Agreement.” A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit

10.1	Purchase and Assumption Agreement, dated August 7, 2009, by and between Sterling Bank and First Bank.

99.1	Slide Presentation dated August 10, 2009.

99.2	Press Release dated August 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.

Sterling Bancshares, Inc.

Date: August 11, 2009	By:	/s/ James W. Goolsby, Jr.
James W. Goolsby, Jr.
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Purchase and Assumption Agreement, dated August 7, 2009, by and between Sterling Bank and First Bank.

99.1	Slide Presentation dated August 10, 2009.

99.2	Press Release dated August 10, 2009.